UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2017

Ethos Media Network, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-55035	46-3390293
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1500 NW 65th Ave. Plantation, Florida	33313
(address of principal executive offices)	(zip code)

(754) 370-9900
(registrant’s telephone number, including area code)

Not Applicable
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. Changes in Registrant’s Certifying Accountant

  (1) Previous Independent Auditors:

a.

On December 19, 2017, the Company informed our registered independent public accountant, DeLeon & Company, CPA (“DeLeon”) of Pembrook Pines, Florida, that it was terminating the services of DeLeon to provide registered independent public accountant services for the Company.

b.

DeLeon’s report on the financial statements for the year ended August 31, 2017 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

c.

Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial audit for the year ended August 31, 2017 and through the current date, there have been no disagreements with DeLeon on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of DeLeon would have caused them to make reference thereto in their report on the financial statements. Through the interim period December 20, 2017 (the date of notification), there have been no disagreements with DeLeon on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of DeLeon would have caused them to make reference thereto in their report on the financial statements.

d.

We have authorized DeLeon to respond fully to the inquiries of the successor accountant.

e.

During the year ended August 31, 2017 and the interim period through December 20, 2017, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

f.

The Company provided a copy of the foregoing disclosures to DeLeon prior to the date of the filing of this Report and requested that DeLeon furnish it with a letter addressed to the Securities & Exchange Commission stating whether it agrees with the statements in this Report.  A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(2) New Independent Accountants:

a.

December 19, 2017, the Company engaged Fruci & Associates II, PLLC (“Fruci”) of Spokane, WA, as its new registered independent public accountant. During the year ended August 31, 2017 and prior to December 19, 2017 (the date of the new engagement), we did not consult with Fruci regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by Fruci, in either case where  written or oral advice provided by Fruci would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

ITEM 9.01. Financial Statements and Exhibits.

a.

None

b.

Exhibits

NUMBER	EXHIBIT
16.1	Letter from DeLeon & Company, CPA, Certified Public Accountants, dated December 21, 2017, regarding Change in Certifying Accountant. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Ethos Media Network, Inc.

Dated: December 21, 2017	/s/ Jack Namer
Jack Namer, Chief Executive Officer